SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2015

IF BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2015, the Board of Directors of IF Bancorp, Inc. (the “Company”) increased the number of directors on the full Board from 7 to 8, and appointed Walter H. Hasselbring III to the Company’s Board. Mr. Hasselbring is the President and Chief Executive Officer of the Company.  On that same date the Company entered into a new Employment Agreement with Mr. Hasselbring in the form attached hereto as Exhibit 10.1.  The Board of Directors of the Company will not appoint Mr. Hasselbring to any committees of the Company at this time.

On November 24, 2015, the Board of Directors of (“Association”), approved the amendment of the bylaws of the Association to increase the directors on the full Board of the Association from 7 to 8, and the Bank entered into a new Employment Agreement with Mr. Hasselbring in the form attached hereto as Exhibit 10.2 and the Association entered into a new Change of Control Agreement with Linda L. Hamilton, the Association's Executive Vice President and Chief Operating Officer in the Form attached hereto as Exhibit 10.3.

The foregoing descriptions of the forms of employment agreements and change in control agreement are incorporated are qualified in their entirety by reference to Exhibits 10.1 to 10.3.

Item 5.07                       Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of the Company was held on November 23, 2015.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the proxy statement filed with the Securities and Exchange Commission on October 13, 2015 (the “Proxy Statement”).  Of the 4,053,274 shares outstanding and entitled to vote, 3,756,875 were present at the meeting in person or by proxy.  The final results of the stockholder vote are as follows:

1.	The election of three directors of the Company, to serve for three-year terms and until their successors are elected and qualified.

	For	Withhold	Broker Non-Votes

Gary Martin	2,524,182	242,207	990,486

Joseph A. Cowen	2,517,868	248,521	990,486

Dennis C. Wittenborn	2,523,579	242,810	990,486

2.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2016.

Shares Voted For	Shares Voted Against	Abstentions

3,714,537	6,090	42,994

3.	The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the Proxy Statement.

Shares Voted For	Shares Voted Against	Broker Non-Votes

2,337,573	385,822	990,486 Broker Non-Votes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.
DATE: November 30, 2015	By:	/s/ Walter H. Hasselbring III
Walter H. Hasselbring III
President and Chief Executive Officer